EXHIBIT 10.3



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                          CREDIT AND SECURITY AGREEMENT
                                 BY AND BETWEEN
               POORE BROTHERS, INC., POORE BROTHERS ARIZONA, INC.,
                        POORE BROTHERS DISTRIBUTING, INC.
                                       AND
                           TEJAS PB DISTRIBUTING, INC.
                                       AND
                          NORWEST BUSINESS CREDIT, INC.
                          Dated as of: October 23, 1998

                                    NORWEST

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                                            TABLE OF CONTENTS
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
ARTICLE 1.          Definitions..................................................................................1

         Section 1.1       Definitions...........................................................................1
         Section 1.2       Cross References.....................................................................11

ARTICLE 2.          Amount and Terms of the Credit Facility.....................................................11

         Section 2.1       Revolving Advances and Term Loan Advance.............................................11
         Section 2.2       Monthly Payments; Minimum Interest Charge; Default Interest;
                           Participations; Usury................................................................12
         Section 2.3       Fees.................................................................................14
         Section 2.4       Computation of Interest and Fees; When Interest Due and Payable......................15
         Section 2.5       Capital Adequacy.....................................................................15
         Section 2.6       Voluntary Prepayment; Termination of the Credit Facility by the
                           Borrower.............................................................................16
         Section 2.7       Termination Fee; Waiver of Termination Fee...........................................16
         Section 2.8       Mandatory Prepayment.................................................................17
         Section 2.9       Payment..............................................................................17
         Section 2.10      Payment on Non-Banking Days..........................................................17
         Section 2.11      Use of Proceeds......................................................................17
         Section 2.12      Liability Records....................................................................18

ARTICLE 3.          Security Interest; Occupancy; Setoff........................................................18

         Section 3.1       Grant of Security Interest...........................................................18
         Section 3.2       Notification of Account Debtors and Other Obligors...................................18
         Section 3.3       Assignment of Insurance..............................................................18
         Section 3.4       Occupancy............................................................................19
         Section 3.5       License..............................................................................19
         Section 3.6       Financing Statement..................................................................19
         Section 3.7       Setoff...............................................................................20
         Section 3.8       Assignment of Asset Purchase Agreement...............................................20

ARTICLE 4.          Conditions of Lending.......................................................................21

         Section 4.1       Conditions Precedent to the Initial Revolving Advance................................21
         Section 4.2       Conditions Precedent to Term Loan Advance............................................23
         Section 4.2       Conditions Precedent to All Advances.................................................25

ARTICLE 5.          Representations and Warranties..............................................................25

         Section 5.1       Corporate Existence and Power; Name; Chief Executive Office;
                           Inventory and Equipment Locations; Tax Identification Number.........................25
         Section 5.2       Authorization of Borrowing; No Conflict as to Law or Agreements......................25
         Section 5.3       Legal Agreements.....................................................................26
         Section 5.4       Subsidiaries.........................................................................26
         Section 5.5       Financial Condition; No Adverse Change...............................................26
         Section 5.6       Litigation...........................................................................26
         Section 5.7       Regulation U.........................................................................27
         Section 5.8       Taxes................................................................................27
         Section 5.9       Titles and Liens.....................................................................27
         Section 5.10      Plans................................................................................27
         Section 5.11      Default..............................................................................28
         Section 5.12      Environmental Matters................................................................28
         Section 5.13      Submissions to Lender................................................................29
         Section 5.14      Financing Statements.................................................................29
         Section 5.15      Rights to Payment....................................................................29
         Section 5.16      Financial Solvency...................................................................30
         Section 5.17      Year 2000 Compliance.................................................................30
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
ARTICLE 6.          Borrower's Affirmative Covenants............................................................31

         Section 6.1       Reporting Requirements...............................................................31
         Section 6.2       Books and Records; Inspection and Examination........................................33
         Section 6.3       Account Verification.................................................................34
         Section 6.4       Compliance with Laws.................................................................34
         Section 6.5       Payment of Taxes and Other Claims....................................................34
         Section 6.6       Maintenance of Properties............................................................35
         Section 6.7       Insurance............................................................................35
         Section 6.8       Preservation of Existence............................................................35
         Section 6.9       Delivery of Instruments, etc.........................................................35
         Section 6.10      Collateral Account...................................................................35
         Section 6.11      INTENTIONALLY DELETED................................................................36
         Section 6.12      Performance by the Lender............................................................36
         Section 6.13      Year 2000 Compliance.................................................................37
         Section 6.14      Minimum Debt Service Coverage Ratio..................................................37
         Section 6.15      Minimum Net Income or Maximum Net Loss From Ordinary Operations......................38
         Section 6.16      Minimum Book Net Worth Increase......................................................38

ARTICLE 7.          Negative Covenants..........................................................................39

         Section 7.1       Liens................................................................................39
         Section 7.2       Indebtedness.........................................................................40
         Section 7.3       Guaranties...........................................................................40
         Section 7.4       Investments and Subsidiaries.........................................................41
         Section 7.5       Dividends and Voluntary Redemption Payments..........................................41
         Section 7.6       Sale or Transfer of Assets; Suspension of Business Operations........................41
         Section 7.7       Consolidation and Merger; Asset Acquisitions.........................................42
         Section 7.8       Sale and Leaseback...................................................................42
         Section 7.9       Restrictions on Nature of Business...................................................42
         Section 7.10      Capital Expenditures.................................................................42
         Section 7.11      Accounting...........................................................................42
         Section 7.12      Discounts, etc.......................................................................42
         Section 7.13      Defined Benefit Pension Plans........................................................42
         Section 7.14      Other Defaults.......................................................................43
         Section 7.15      Place of Business; Name..............................................................43
         Section 7.16      Organizational Documents; C Corporation Status.......................................43
         Section 7.17      Salaries.............................................................................43
Table of Contents                                       -ii-
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
ARTICLE 8.          Events of Default, Rights and Remedies......................................................43

         Section 8.1       Events of Default....................................................................43
         Section 8.2       Rights and Remedies..................................................................45
         Section 8.3       Certain Notices......................................................................46

ARTICLE 9.          Miscellaneous...............................................................................46

         Section 9.1       No Waiver; Cumulative Remedies.......................................................46
         Section 9.2       Amendments, Etc......................................................................47
         Section 9.3       Addresses for Notices, Etc...........................................................47
         Section 9.4       INTENTIONALLY DELETED................................................................47
         Section 9.5       Further Documents....................................................................47
         Section 9.6       Collateral...........................................................................48
         Section 9.7       Costs and Expenses...................................................................48
         Section 9.8       Indemnity............................................................................48
         Section 9.9       Participants.........................................................................49
         Section 9.10      Execution in Counterparts............................................................49
         Section 9.11      Binding Effect; Assignment; Complete Agreement; Exchanging Information...............49
         Section 9.12      Confidential Information.............................................................50
         Section 9.13      Severability of Provisions...........................................................50
         Section 9.14      Headings.............................................................................50
         Section 9.15      Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.............................50

ARTICLE 10.         Joint Borrower Provisions...................................................................51

         Section 10.1      Reliance on Acts of any Borrower.....................................................51
         Section 10.3      Single Obligation....................................................................51
         Section 10.3      Knowing Waiver.......................................................................54
         Section 10.4      Information..........................................................................54
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                          CREDIT AND SECURITY AGREEMENT
                          Dated as of October 23, 1998

         POORE BROTHERS, INC., a Delaware corporation, POORE BROTHERS ARIZONA, INC., an Arizona corporation, POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation, and TEJAS PB DISTRIBUTING, INC., an Arizona corporation (individually and collectively, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, whether now existing or hereafter arising, and all proceeds thereof, including, without limitation, the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance and/or the Term Loan Advance.

                  "Affiliate" or "Affiliates" mean with respect to any Person, any other Person controlled by, controlling or under common control with such Person. With respect to each Borrower, individually, "Affiliate" or "Affiliates" means each other Borrower and La Cometa Properties, Inc., an Arizona corporation, and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, modified, supplemented, replaced or restated from time to time.

                  "Asset Purchase Agreement" means the Agreement for Purchase and Sale of Assets dated October 29, 1998 between Tejas Snacks, L.P., Kevin Kohl, Tom Bigham and Poore Brothers, Inc., as amended, modified, supplemented, restated or replaced from time to time with the prior written consent of Lender.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Phoenix, Arizona or Minneapolis, Minnesota.

                  "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Book Net Worth" means the aggregate of the common and preferred stockholders' equity in the Borrower and its Subsidiaries, determined in accordance with GAAP, without giving effect to the conversion of any Debentures to capital stock.

                  "Borrowing Base" means, at any time the lesser of:

                           (a)      the Maximum Line; or

                           (b) subject to change from time to time in the Lender's sole discretion,

                                    (i)     85% of Eligible Accounts, plus

                                    (ii)    the  lesser  of (A) 60% of  Eligible
                                            Inventory or (B) $350,000, minus

                                    (iii)   the   aggregate   amount,    without
                                            duplication,  of  all  claims  under
                                            PACA or any other federal,  state or
                                            local  law,   statute  or  ordinance
                                            granting a lien or security interest
                                            on      perishable      agricultural
                                            commodities.

                  "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

                  "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrower taken as a whole as to any Person (as such term is used in Section 13(d)(3) of the Exchange Act), or group of related Persons, together with any affiliates thereof, (ii) the adoption by the Borrower of a plan relating to the liquidation or dissolution of the Borrower taken as a whole, (iii) the first day on which a majority of the members of the Board of Directors of any Borrower are not Continuing Directors, or (iv) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or group of related Persons, together with any affiliates thereof becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the common capital stock of Poore Brothers, Inc. (measured by voting power rather than number of shares) .

                  "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  "Collateral Account" has the meaning given in the Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement of even date herewith by and among the Borrower, Norwest Bank Arizona and the Lender.

                  "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article 2.

                  "Continuing Director" means, as of any date of determination, any member of the Board of Directors of such Borrower who (i) was a member of such Board of Directors on the date twelve (12) months prior to the date of determination or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "Conversion Date" means each date on which any holder of the Debentures notifies Borrower in writing of its intent to exercise all or any portion of the conversion rights granted under the Debentures.

                  "Credit Facility" or "Credit Facilities" means, individually, the Term Loan or the Revolving Advances, and, collectively, the Term Loan and the Revolving Advances.

                  "Current Maturities of Long Term Debt" as of a given date means the amount of the Borrower's and its Subsidiaries' long-term debt and capitalized leases which became due during the period ending on the designated date.

                  "Debenture Holders" means Wells Fargo Small Business Investment Co., Inc., formerly known as First Interstate Equity Corporation, and Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation, and their successors and permitted assigns.

                  "Debentures" means that certain 9.00% Convertible Debenture No. 1 dated May 31, 1995 issued by Poore Brothers, Inc. and its Subsidiaries in favor of Renaissance Capital Growth & Income Fund III, Inc., that certain 9.00% Convertible Debenture No. 2 dated May 31, 1995 issued by Poore Brothers, Inc. and its Subsidiaries in favor of First Interstate Equity Corporation, now known as Wells Fargo Small Business Investment Co., Inc., and that certain Convertible Debenture Loan Agreement dated May 31, 1995 between Poore Brothers, Inc. and its Subsidiaries, as co-borrowers, and Renaissance Capital Growth & Income Fund III, Inc. and First Interstate Equity Corporation, as lenders, as any of the above may be amended, modified, supplemented, restated or replaced from time to time.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as of the date on which the Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Debt Service Coverage Ratio" means the ratio of (i) the sum of (A) Funds from Operations and (B) Interest Expense minus (C) Unfinanced Capital Expenditures to (ii) the sum of (A) Current Maturities of Long Term Debt and (B) Interest Expense.

                  "Default" means an event that, with giving of notice or passage of time, or both, would constitute an Event of Default.

                  "Default Period" means (a) in the case of a Default or Event of Default caused solely by Borrower's non-performance of its obligations under
Section 6.1, the period of time beginning on the date that such Default or Event of Default occurs and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived, and (b) in the case of any other Default or Event of Default, the period of time beginning on the first day of any month during which a Default or Event of Default occurs and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means, with respect to the Revolving Note, an annual rate equal to the Floating Rate plus 300 basis points (3%), which rate shall change when and as the Floating Rate changes, and, with respect to the Term Loan Note, an annual rate equal to the Term Loan Rate plus 300 basis points, which rate shall change when and as the Term Loan Rate changes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
Accounts:

                           (i) That  portion of Accounts  unpaid 90 days or more
after the invoice date;

                           (ii) That  portion of  Accounts  that is  disputed or
subject to a claim of offset or a contra account;

                           (iii) That  portion of Accounts not yet earned by the
final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether
foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against, and payments with respect to such Accounts received by the Lender directly from, such unit of government under all applicable laws);

                           (v)  Accounts  owed  by  an  account  debtor  located
outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion,
(B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                           (vi)  Accounts  owed  by an  account  debtor  that is
insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (vii)  Accounts  owed by a  shareholder,  Subsidiary,
Affiliate, officer or employee of the Borrower;

                           (viii)  Accounts  not  subject  to a  duly  perfected
security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender, including, without limitation, any payment or performance bond;

                           (ix)  That   portion  of   Accounts   that  has  been
restructured, extended, amended or modified;

                           (x)  That  portion  of  Accounts   that   constitutes
advertising, finance charges, service charges or sales or excise taxes;

                           (xi) Accounts owed by an account  debtor,  regardless
of whether otherwise eligible, if 15% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii)or (ix) above;

                           (xii) That portion of an otherwise  Eligible  Account
that exceeds 20% of total Accounts; and

                           (xiii)  Accounts,  or  portions  thereof,   otherwise
deemed ineligible by the Lender in its sole discretion.

                  "Eligible Inventory" means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible
Inventory:

                                    (i) Inventory that is:  in-transit;  located
         at any warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                                    (ii) Supplies,  film and packaging or sample
         Inventory;

                                    (iii) Work-in-process Inventory;

                                    (iv)  Inventory  that is damaged,  obsolete,
         slow moving or not currently saleable in the normal course of the Borrower's operations;

                                    (v)   Inventory   that  the   Borrower   has
         returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                                    (vi) Inventory that is raw materials or that
         has not been sold prior to its expiration date;

                                    (vii) Inventory manufactured by the Borrower
         pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                                    (viii)  Inventory  that  is  subject  to any
         lien, security interest or claim in favor of any Person other than the Lender, including, without limitation, any payment or performance bond;

                                    (ix)  Private  Label  Inventory in excess of
         $50,000 of cost in the aggregate; and

                                    (x) Inventory otherwise deemed ineligible by
         the Lender in its sole discretion.

                  "Environmental Law" has the meaning specified in Section 5.12.

                  "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, computers, hardware and software and related items, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus one-hundred fifty (150) basis points, which annual rate shall change when and as the Base Rate changes.

                  "Funding Date" has the meaning given in Section 2.1.

                  "Funds From  Operations"  for a given  period means the sum of
(i) Net Income, (ii) depreciation and amortization, and (iii) other non-cash items, each as determined for such period in accordance with GAAP.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, and, with respect to the interim financial statements, subject to normal and customary non-material year-end adjustments.

                  "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, and all proceeds thereof, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use Borrower's names, and the goodwill of Borrower's business .

                  "Hazardous Substance" has the meaning given in Section 5.12.

                  "Intercreditor Agreement" means the Intercreditor Agreement of even date herewith, executed by the Debenture Holders and Lender, and acknowledged by the Borrower, and any other intercreditor agreement accepted by the Lender from time to time, as the same may hereafter be amended, modified, supplemented, replaced or restated from time to time.

                  "Interest Expense" means, for the period of determination, the Borrower's and its Subsidiaries' total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation,
(i) interest expensed (whether or not paid) on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitilements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Loan Documents" means this Agreement, the Notes, the Warrant and the Security Documents.

                  "Lockbox" has the meaning given in the Lockbox Agreement.

                  "Lockbox Agreement" means the Lockbox Agreement by and among the Borrower, Norwest Bank Arizona and the Lender, of even date herewith.

                  "Maturity Date" means, with respect to the Revolving Advances, November 4, 2001, and, with respect to the Term Loan, the Term Loan Maturity Date.

                  "Maximum Line" means $2,000,000.

                  "Minimum Interest Charge" has the meaning given in Section 2.2(c).

                  "Mortgagee" means Morgan Guaranty Trust Company of New York, a New York banking corporation, its successors and assigns, as beneficiary under that certain Deed of Trust and Security Agreement dated June 4, 1997, recorded on June 5, 1997 as Instrument No. 97-0381371, Records of Maricopa County, Arizona, encumbering the Premises.

                  "Net Income" or "Net Loss" means after-tax net income or net loss from continuing operations of Borrower and its Subsidiaries, as determined in accordance with GAAP.

                  "Norwest Bank Arizona" means Norwest Bank Arizona, National Association, its successors and assigns.

                  "Norwest  Bank   Minnesota"   means  Norwest  Bank  Minnesota,
National Association, its successors and assigns.

                  "Note" or "Notes" means, individually, the Revolving Note or the Term Loan Note, and, collectively, the Revolving Note and the Term Loan Note.

                  "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Notes or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "PACA" means the Perishable Agricultural Commodities Act, 1930, 7 U.S.C. ss. 499a through 499t, as it may be amended, restated or replaced from time to time, and any regulations, orders, decrees, standards, policies and guidelines now or hereafter relating thereto.

                  "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith, as it may be amended, modified, supplemented, restated or replaced from time to time.

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit D attached hereto.

                  "Private Label Inventory" means Inventory manufactured for the account of other wholesalers, distributors, retailers or third parties or otherwise intended to be marketed and sold under a tradename other than that owned by, or licensed to, Borrower.

                  "Receivables" means each and every and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, and all proceeds thereof, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel paper, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles; and those documents, General Intangibles, chattel papers, instruments, contracts, licenses, ledger sheets, files, records, computer programs, tapes and agreements relating to Borrower's right to receive payment, all as such items are defined in the UCC.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Revolving Advance" has the meaning given in Section 2.1(a).

                  "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto, as the same may hereafter be amended, modified, supplemented, replaced or restated from time to time, and any note or notes issued in substitution therefor, as the same may hereafter be amended, modified, supplemented, replaced or restated from time to time and any note or notes issued in substitution therefor.

                  "Security Documents" means this Agreement, the Collateral Account Agreement, the Lockbox Agreement, the Patent and Trademark Security Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Seller"   means  Tejas   Snacks,   L.P.,   a  Texas   limited
partnership.

                  "Subordinated Debt" means Debt of the Borrower and its Subsidiaries which is expressly subordinated and made junior to the payment and performance in full of the Borrower's Obligations to the Lender, and is evidenced by written instruments containing subordination provisions and in an amount approved by the Lender in its sole discretion.

                  "Subordination Agreement" means any subordination agreement accepted by the Lender from time to time, as the same may thereafter be amended, modified, supplemented, replaced or restated from time to time.

                  "Subordinated Creditors" means any Person now or hereafter executing a Subordination Agreement accepted by Lender.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Term  Loan  Maturity   Date"  means  the  first  day  of  the
nineteenth (19th) month (including the month in which the Term Loan Advance is made) after the making of the Term Loan Advance.

                  "Term Loan Note" means the Borrower's term loan promissory note, payable to the order of the Lender in substantially the form of Exhibit B hereto, as the same may hereafter be amended, modified, supplemented, replaced or restated from time to time, and any note or notes issued in substitution therefor, as the same may hereafter be amended, modified, supplemented, replaced or restated from time to time and any note or notes issued in substitution therefor.

                  "Term Loan Rate" means an annual rate equal to the sum of the Base Rate plus three hundred (300) basis points, which annual rate shall change when and as the Base Rate changes.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facilities, or (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.15 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  "Unfinanced Capital Expenditures" means, for the period of determination, any Capital Expenditures or the portion of any Capital Expenditures paid or payable by Borrower and its Subsidiaries during such period and not constituting Debt.

                  "Warrant" means that certain Warrant to Purchase Common Stock of Poore Brothers, Inc. No. 3 dated November 4, 1998 issued to Lender, as it may be amended, modified, supplemented, restated or replaced from time to time.

         SECTION 1.2 CROSS  REFERENCES.  All  references  in this  Agreement  to
Articles,  Sections  and  subsections,   shall  be  to  Articles,  Sections  and
subsections of this Agreement unless otherwise explicitly specified.

                                    ARTICLE 2

                    AMOUNT AND TERMS OF THE CREDIT FACILITIES

         SECTION 2.1 REVOLVING ADVANCES AND TERM LOAN ADVANCE.


                           (a) REVOLVING  ADVANCES.  The Lender  agrees,  on the
terms and subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in
Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article 3. Within the limits set forth in this Section 2.1(a), the Borrower may borrow, prepay pursuant to Section 2.6 and reborrow Revolving Advances. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this
Section 2.1(a):

                                    (i) The Borrower shall make each request for
a Revolving Advance to the Lender before 11:00 a.m. (Phoenix time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

                                    (ii)  Upon  fulfillment  of  the  applicable
conditions set forth in Article 4, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Norwest Bank Arizona, unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.3 have been satisfied as of the time of the request.


                           (b) TERM LOAN  ADVANCE.  The  Lender  agrees,  on the
terms and subject to the conditions herein set forth, to make a single advance in the amount of $500,000 (the "Term Loan" or the "Term Loan Advance") to the Borrower upon the written request of Borrower and on the date that all of the conditions set forth in Section 4.2 are satisfied, and otherwise on the terms and subject to the conditions herein set forth. The Borrower's obligation to pay the Term Loan shall be evidenced by the Term Loan Note and shall be secured by the Collateral as provided in Article 3. If all of the conditions to the Term Loan Advance set forth in Section 4.2 have not been satisfied, or Borrower has not given written notice to Lender to make the Term Loan Advance by November 30, 1998, Lender shall have no further obligation to make the Term Loan Advance to Borrower, although Lender, in its sole, absolute and unfettered discretion, may thereafter make the Term Loan Advance.

         SECTION  2.2  MONTHLY  PAYMENTS;   MINIMUM  INTEREST  CHARGE;   DEFAULT
INTEREST; PARTICIPATIONS; USURY. Interest accruing on the Notes shall be due and payable in arrears on the first day of each month.

                           (a) REVOLVING  NOTE.  Except as set forth in Sections
2.2(d) and 2.2(e), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

                           (b) TERM LOAN NOTE.  Except as set forth in  Sections
2.2(d) and 2.2(e), the outstanding principal balance of the Term Loan Note shall bear interest at the Term Loan Rate. The Term Loan Note will be payable in equal monthly installments of principal of $27,777.78, plus interest, payable on the first day of each month, commencing on the first day of the month immediately succeeding the Term Loan Advance and continuing on the first day of each succeeding month until the Term Loan Date or the Termination Date, whichever is earlier, at which time the entire outstanding principal balance of the Term Loan, all accrued and unpaid interest and all other charges shall be due and payable; provided, however, commencing on the first day of the month immediately following any Conversion Date (or on the first payment date if any Conversion Date occurs before the first payment date), the Term Loan Note level principal payments will be increased as provided below and the increased level principal payment amount (not to exceed $41,667.67), plus interest, shall be payable on the first day of such month and shall continue on the first day of each succeeding month until the Term Loan Maturity Date or the Termination Date, whichever is earlier, at which time the entire outstanding principal balance of the Term Loan, all accrued and unpaid interest and all other charges shall be due and payable, or until the Term Loan is earlier paid in full. The amount of the increase of the Term Loan Note level principal payment shall be calculated as follows: the quotient of the Principal Amount of the Debenture converted to common stock divided by the Principal Amount of the Debenture immediately prior to such conversion, multiplied by the difference between $41,667.67 (the maximum Term Loan Note principal payment amount) and less the Term Loan Note principal payment for the month immediately preceding such Conversion Date. An example of the calculation of the Term Loan Note level principal payment increase and Term Loan Note level principal payment amount is attached hereto as Exhibit E and incorporated herein by this reference.

                           (c)  MINIMUM  INTEREST  CHARGE.  Notwithstanding  the
interest payable pursuant to Section 2.2(a), the Borrower shall pay to the Lender interest on the Revolving Advances and Term Loan Advances of not less than $3,500 per calendar month in the aggregate (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.2(a), 2.2(b), 2.2(d) and 2.2(e) on the date and in the manner provided in Section 2.4.

                           (d)  DEFAULT  INTEREST  RATE.  At any time during any
Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                           (e) USURY.  In any event no rate change  shall be put
into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and Additional Sums (as defined below) exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and Additional Sums made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that in compliance with the desires of the Borrower and the Lender the amount of interest, additional interest and Additional Sums payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law, any excess amount previously collected from Borrower in connection with this lending transaction that exceeded the maximum amount permitted by law, shall be credited against the principal balance of the Obligations then outstanding, and, if the outstanding principal balance hereunder has been paid in full, the excess amount paid shall be refunded to Borrower and Borrower agrees to accept such refund. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns. For purposes hereof, all fees, charges, goods, things in action or any other sums or things of value (other than the interest resulting from the interest rate or the Default Rate paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement, the Notes or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that, under the laws of the State of Arizona, may be deemed to be interest with respect to this lending transaction, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

         SECTION 2.3 FEES.

                           (a)  ORIGINATION  FEE. The Borrower  hereby agrees to
pay the Lender a fully earned and non-refundable origination fee of $25,000, due and payable upon the execution of this Agreement.

                           (b) UNUSED LINE FEE. For the purposes of this Section
2.3(b), "Unused Amount" means the Maximum Line reduced by outstanding Revolving Advances. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-half of one percent (0.5%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

                           (c) AUDIT FEES. The Borrower hereby agrees to pay the
Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $60 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

         SECTION 2.4 COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

         SECTION 2.5 CAPITAL ADEQUACY. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.5:

                           (a)  "Capital  Adequacy  Rule"  means any law,  rule,
regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                           (b)  "Return",  for any  period,  means the return as
determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                           (c) "Rule  Change"  means any  change in any  Capital
Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

                           (d) "Related Lender" includes (but is not limited to)
the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.5, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

         SECTION 2.6 VOLUNTARY PREPAYMENT; TERMINATION OF THE CREDIT FACILITIES BY THE BORROWER.

                           (a)   VOLUNTARY   PREPAYMENT.   Except  as  otherwise
provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facilities (Revolving Advances and Term Loan) at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender termination fees in accordance with Section 2.7. Borrower may not terminate the Revolving Advances unless the Term Loan is contemporaneously or previously terminated. If the Borrower terminates the Credit Facilities, all Obligations shall be immediately due and payable. Upon termination of the Credit Facilities and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

                           (b) TERM LOAN PREPAYMENT. The Borrower may prepay the
Term Loan in whole at any time or from time to time in part, without premium except as provided in Section 2.7(a). Provided that no Default or Event of Default has occurred and is continuing, all prepayments under the Term Loan will be applied first, to outstanding charges due under the Term Loan; second, to accrued and unpaid interest on the then outstanding principal balance of the Term Loan; and the remainder to the installment payments due under the Term Loan, in the inverse order of maturity. During a Default Period, any payment received by the Lender under this Section 2.6(b) may be applied to the Obligations in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

                           (c)   TERMINATION   OF   CREDIT   FACILITIES.    Upon
termination of the Credit Facilities (Revolving Advances and Term Loan) and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

         SECTION 2.7 TERMINATION FEE; WAIVER OF TERMINATION FEE.

                           (a)  TERMINATION  FEE. If the Revolving  Advances are
terminated for any reason as of a date or dates other than the Maturity Date, including, without limitation, acceleration upon the occurrence of an Event of Default, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line plus the original principal amount of the Term Loan as follows: (A) three percent (3%) if the termination occurs on or before the first anniversary of the Funding Date; (B) two percent (2%) if the termination occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (C) one percent (1%) if the termination occurs after the second anniversary of the Funding Date. So long as the Revolving Advances are not terminated as of a date other than the Maturity Date, the termination of the Term Loan will not, in and of itself, obligate Borrower to pay a termination fee to Lender.

                           (b) WAIVER OF TERMINATION  FEE. The Borrower will not
be required to pay the termination fee otherwise due under Section 2.7(a) if the Credit Facilities are (i) voluntarily terminated due to a refinancing by an Affiliate of the Lender; or (ii) voluntarily terminated on or before six (6) months after the date on which Lender notifies Borrower in writing of a discretionary reduction of Eligible Accounts in excess of 25% pursuant to clause
(xiii) of the definition of "Eligible Accounts"; or (iii) terminated during the continuance of a declared Event of Default based solely on Borrower's breach of the financial covenants in Sections 6.14, 6.15 or 6.16.

         SECTION 2.8 MANDATORY PREPAYMENT. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Except as otherwise provided in Section 2.6(b), provided that no other Default or Event of Default has occurred and is continuing, any payment received by the Lender under this
Section 2.8 or under Section 2.6 shall be applied first, to reimbursable costs and expenses incurred by Lender and not yet paid; second, to accrued and unpaid interest (or Default Interest) on the Revolving Advances then due and payable; and the remainder to the principal balance of the Revolving Obligations. During a Default Period, any payment received by the Lender under this Section 2.8 or under Section 2.6 may be applied to the Obligations in such order and in such amounts as the Lender, in its discretion, may from time to time determine. For each day or portion thereof that the Revolving Advances shall exceed the Borrowing Base, the Borrower shall pay to the Lender an overadvance charge in the amount of $100; provided, however, that if such day occurs during a Default Period, the overadvance charge for such day shall be $200.

         SECTION 2.9 PAYMENT. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations upon receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) days before applying them to the Obligations. Notwithstanding anything in Section 2.1(a), the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.3 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

         SECTION 2.10 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         SECTION 2.11 USE OF PROCEEDS. The Borrower shall use the proceeds of the initial Revolving Advance and the Term Loan Advance to refinance Borrower's existing indebtedness to First Community Financial Corporation and to acquire certain assets of Tejas Snacks L.P. and, thereafter, Borrower shall use the proceeds of the Revolving Advances for general working capital purposes.

         SECTION 2.12 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                    ARTICLE 3

                      SECURITY INTEREST; OCCUPANCY; SETOFF

         SECTION 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

         SECTION 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. Without limiting Lender's rights under Sections 6.2 and 6.3 below, the Lender may at any time after an Event of Default and, at any other time upon prior written notice to Borrower, notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name,
(a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

         SECTION 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, with respect to any Collateral in which Lender now or hereafter holds a first lien consensual security interest (or is intended to hold a first lien consensual security interest under the Loan Documents), the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         SECTION 3.4 OCCUPANCY.

                           (a) Subject to the rights of the  Mortgagee,  if any,
the Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

                           (b) The  Lender  may use the  Premises  only to hold,
process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                           (c) The  Lender's  right to hold the  Premises  shall
cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                           (d)  The  Lender  shall  not be  obligated  to pay or
account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         SECTION 3.5 LICENSE. Without limiting the generality of the Patent and Trademark Security Agreement, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and processes of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         SECTION 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtor:

                  Poore Brothers, Inc.
                  Federal Tax Identification No.  86-0786101

                  Poore Brothers Arizona, Inc.
                  Federal Tax Identification No.  86-0793689

                  Poore Brothers Distributing, Inc.
                  Federal Tax Identification No.  86-0661705

                  Tejas PB Distributing, Inc.
                  Federal Tax Identification No.  86-0932767

                  3500 South La Cometa Drive
                  Goodyear, Arizona 85338


                  Name and address of Secured Party:

                  Norwest Business Credit, Inc.
                  3003 North Central Avenue
                  M.S. 9025
                  Phoenix, Arizona 85012-2501
                  Federal Tax Identification No.  41-1237652

         SECTION 3.7 SETOFF. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, any assignee of Lender of which Borrower has received written notice and any loan participant of which Borrower has received written notice shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of the Obligations or the loan participant's interest, as fully as if such Person had lent directly to the Borrower the Obligations or the amount of such loan participant's interest. Lender or such other Person shall endeavor to provide written notice of any such appropriation or setoff as soon as reasonably practicable after the occurrence of such appropriation or setoff, but neither Lender nor such other Person shall have any liability to Borrower or any other Person for its failure to provide such notice.


         SECTION 3.8 ASSIGNMENT OF ASSET PURCHASE AGREEMENT.. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender, and grants a security interest in favor of the Lender in and to, all of its right, title, interest and privileges under the Asset Purchase Agreement and all agreements, instruments and documents delivered by Seller or any other Person in favor of Borrower in connection with the Asset Purchase Agreement, including, without limitation all of Borrower's rights and remedies with respect to a breach or non-performance of the Seller's representations, warranties, covenants and agreements, all of Seller's indemnity obligations to Borrower and all of Borrower's right, title and interest in the Escrow Agreement (as defined in the Asset Purchase Agreement) and any security entitlement and proceeds held therein, and all of Borrower's right, title and interest in the Assignment (as defined in the Asset Purchase Agreement). From time to time, upon the written request of Lender, Borrower shall execute, and shall cause the securities intermediary to execute, such agreements, documents and instruments as the Lender shall reasonably require to evidence and perfect the collateral assignment and security interest granted by Borrower in favor of the Lender.

                                    ARTICLE 4

                              CONDITIONS OF LENDING

         SECTION 4.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING ADVANCE. The Lender's obligation to make the initial Revolving Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender in its sole and absolute discretion:

                           (a)  This   Agreement,   properly   executed  by  the
Borrower.

                           (b) The  Revolving  Note,  properly  executed  by the
Borrower.

                           (c) The Term  Loan  Note,  properly  executed  by the
Borrower.

                           (d) The Warrant, properly executed by the Borrower.

                           (e) A true  and  correct  copy of any and all  leases
pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer, consent and subordination with respect to each such lease.

                           (f) A true and correct copy of any and all  mortgages
pursuant to which the Borrower or any Affiliate has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

                           (g) A true and correct copy of any and all agreements
pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                           (h) An  acknowledgment  and waiver of liens from each
warehouse in which the Borrower is storing Inventory, if any.

                           (i) A true and correct copy of any and all agreements
pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                           (j)  An   acknowledgment   and  agreement  from  each
licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

                           (k)  The  Collateral  Account   Agreement,   properly
executed by the Borrower and Norwest Bank Arizona.

                           (l) The Lockbox  Agreement,  properly executed by the
Borrower and Norwest Bank Arizona.

                           (m) The  Patent  and  Trademark  Security  Agreement,
properly executed by the Borrower.

                           (n) The Intercreditor Agreement, properly executed by
the Debenture Holders and acknowledged by the Borrower.

                           (o) Current  searches of  appropriate  filing offices
showing that (i) no state or federal tax liens or judgments have been filed or recorded and remain in effect against the Borrower or the Collateral, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower or the Collateral, except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                           (p) A  certificate  of each  Borrower's  Secretary or
Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                           (q) A current  certificate  issued by the  applicable
governmental authorities of each Borrower's state of incorporation or formation, certifying that the Borrower is in compliance with all applicable organizational requirements of such states and has paid all franchise and other taxes necessary to be in good standing in such jurisdiction.

                           (r) Evidence  that the  Borrower is duly  licensed or
qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                           (s) A  certificate  of an  officer  of  the  Borrower
confirming the representations and warranties set forth in Article 5.

                           (t) An opinion of counsel to the Borrower,  addressed
to the Lender.

                           (u) Certificates of the insurance required hereunder,
with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                           (v)  Payment  of the fees due to Lender  through  the
date of the initial Advance under Section 2.3 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.7, including all legal expenses incurred through the date of this Agreement.

                           (w) A  current  update of the  status of any  pending
material litigation from Borrower's counsel.

                           (x) A written waiver from the Debenture  Holders with
respect to the financial covenant defaults and any other existing defaults (that have not been previously waived) under the Debentures.

                           (y) A  written  agreement  from  Renaissance  Capital
Growth & Income Fund III, Inc. to waive all mandatory principal redemption installments under its Debenture through October 31, 1999.

                           (z) Such  other  documents  as the Lender in its sole
discretion may require.


         SECTION 4.2 CONDITIONS PRECEDENT TO TERM LOAN ADVANCE. The Lender's obligation to make the Term Loan Advance hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender in its sole and absolute discretion, and shall be subject to the further conditions precedent that on such date:

                           (a) All of the conditions  precedent to the making of
the Initial Revolving Advance have been satisfied or waived in writing by Lender.

                           (b) Evidence that the  transactions  contemplated  by
the Asset Purchase Agreement will concurrently be consummated and that all filings necessary to effect the transfer of the assets from Seller to Borrower will concurrently occur, together with copies of the fully executed Asset Purchase Agreement and all instruments, agreements, bills of sale, assignments, certificates and other documents required to be delivered by Borrower or Seller under the Asset Purchase Agreement, including, without limitation, lien releases and payoff letters from any Person holding a lien on the assets acquired by Borrower pursuant to the Asset Purchase Agreement, certified as true, correct and complete copies of the original of such items by the Secretary or Assistant Secretary of Borrower, together with evidence of all payments pursuant to the payoff letters.

                           (c) An assignment of all of Borrower's  right,  title
and interest in, to and under the Asset Purchase Agreement, including, without limitation, any representations, warranties, covenants, agreements and indemnities of Seller that survive the closing of the transaction.

                           (d) Current  searches of  appropriate  filing offices
showing that (i) no state or federal tax liens or judgments have been filed or recorded and remain in effect against the Seller or the assets to be acquired by Borrower from Seller, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Seller or the assets to be acquired by Borrower from Seller, except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                           (e) An opinion of counsel to the Seller, addressed to
the Lender, or a separate reliance letter in favor of Lender with respect to such opinion from counsel to the Seller, in the form required by the Asset Purchase Agreement.

                           (f)  Payment  of the fees due to Lender  through  the
date of the Term Loan Advance under Section 2.3 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.7, including all legal expenses incurred through the date of this Agreement.

                           (g) The representations  and warranties  contained in
Article 5 are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                           (h) No event has occurred and is continuing, or would
result from such Advance which constitutes a Default or an Event of Default.

                           (i) Such  other  documents  as the Lender in its sole
discretion may require.

         SECTION  4.3  CONDITIONS  PRECEDENT  TO  ALL  ADVANCES.   The  Lender's
obligation to make each Advance shall be subject to the further conditions precedent that on such date:

                           (a) the representations  and warranties  contained in
Article 5 are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                           (b) no event has occurred and is continuing, or would
result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower individually, and all of the Borrowers jointly, represent and warrant to the Lender as follows:

         SECTION 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation or formation and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents, including, with respect to Poore Brothers, Inc., the Warrant. During its existence, each Borrower has done business solely under the names set forth in Schedule 5.1 hereto. Each Borrower's chief executive office and principal place of business is located at the address set forth in Schedule
5.1 hereto, and each of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. Each Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

         SECTION 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by each Borrower of the Loan Documents (including, with respect to Poore Brothers, Inc. only, the Warrant) and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof and any normal and customary subsequent disclosure filings required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, that do not affect the validity or enforceability of the Loan Documents; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         SECTION 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         SECTION 5.4 SUBSIDIARIES. Except as set forth in Schedule 5.4, the Borrower has no Subsidiaries.

         SECTION 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrower has heretofore furnished to the Lender audited financial statements of the Borrower for its fiscal year ended December 31, 1997 and unaudited financial statements of the Borrower for the fiscal year-to-date period ended September 30, 1998, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise), except as disclosed in public disclosure filings with the United States Securities and Exchange Commission after September 30, 1998 and received by Lender.

         SECTION 5.6 LITIGATION. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates, except as disclosed in public disclosure filings with the Securities and Exchange Commission after September 30, 1998 and received by Lender, and except as disclosed in the letter dated March 3, 1998 from Mariscal, Weeks, McIntyre & Friedlander, P.A. to Poore Brothers, Inc. responding to the auditor's request for information (the "Audit Response Letter").

         SECTION 5.7 REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used by Borrower to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         SECTION 5.8 TAXES. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes withheld by each of them. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be withheld by each of them and neither Borrower nor any of its Affiliates has any information or reason to believe that it has failed to properly withhold any federal, state or local taxes required to be withheld under applicable law. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         SECTION 5.9 TITLES AND LIENS. The Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens, and upon the consummation of the Asset Purchase Agreement, the Borrower will have good and absolute title to all of the property and assets intended to be assigned, transferred or conveyed pursuant to the Asset Purchase Agreement, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower or the Seller (with respect to the property and assets intended to be assigned, transferred or conveyed pursuant to the Asset Purchase Agreement) as debtor is on file in any office except to perfect only Permitted Liens.

         SECTION 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                           (a) Any  accumulated  funding  deficiency  within the
meaning of ERISA; or

                           (b)  Any   liability   or   knows   of  any  fact  or
circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

         SECTION 5.11 DEFAULT. To the best of the Borrower's knowledge after due and diligent inquiry, the Borrower is in compliance (or any such non-compliance has been waived in writing) with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

         SECTION 5.12 ENVIRONMENTAL MATTERS.

                           (a)  Definitions.  As  used in  this  Agreement,  the
following terms shall have the following meanings:

                                    (i)  "Environmental  Law" means any federal,
state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                                    (ii)    "Hazardous     Substances"     means
pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                           (b) To the Borrower's best  knowledge,  there are not
present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                           (c) To the Borrower's  best  knowledge,  the Borrower
has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                           (d)  There  are not and  there  never  have  been any
requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                           (e) To the Borrower's best knowledge,  the Borrower's
businesses are, and since Borrower's acquisition of the business and operations of the Borrower have always been, conducted in accordance with all Environmental Laws, and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and, to the Borrower's best knowledge, there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                           (f) To the Borrower's  best  knowledge,  the Premises
are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                           (g)  The  Borrower   has   delivered  to  Lender  all
environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses.

         SECTION 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, are based on assumptions that Borrower believes in good faith are likely to be true and present a good faith opinion as to such projections, valuations and proforma financial statements.

         SECTION 5.14 FINANCING STATEMENTS. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         SECTION 5.15 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim known to Borrower (or in the course of Borrower's normal and customary diligence should have been known), of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

         SECTION 5.16 FINANCIAL SOLVENCY. Both before and after giving effect to the acquisition and all of the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

                           (a) was or will be  insolvent,  as that  term is used
and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                           (b) has  unreasonably  small capital or is engaged or
about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                           (c)  by  executing,   delivering  or  performing  its
obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                           (d)  by  executing,   delivering  or  performing  its
obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                           (e) at this time  contemplates  filing a petition  in
bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

         SECTION 5.17 YEAR 2000 COMPLIANCE. Borrower and its Subsidiaries have conducted a comprehensive internal review and assessment of Borrower's state of readiness, the costs to address Borrower's Year 2000 issues, the risks of Borrower's Year 2000 issues and the Borrower's contingency plans, in accordance with the Securities and Exchange Commission's Release No. 33-7558, DISCLOSURE OF YEAR 2000 ISSUES AND CONSEQUENCES BY PUBLIC COMPANIES, INVESTMENT ADVISERS, INVESTMENT COMPANIES AND MUNICIPAL SECURITIES ISSUERS (issued August 5, 1998) (the "SEC Year 2000 Release") and, subject to the qualifications, exceptions and discussion in Borrower's June 30, 1998 Form 10-QSB quarterly report, Borrower has determined that its computer systems and applications, microprocessor based goods and equipment owned or used by Borrower and its Subsidiaries in their business, and all products currently sold by Borrower and its Subsidiaries are Year 2000 compliant and as such will calculate and perform prior to, during, and after the Year 2000 and, to Borrower's best knowledge, third parties providing services or materials to Borrower that are material to Borrower will continue to provide such service or materials without interruption caused by Year 2000 compliance. For purposes of this Agreement, Year 2000 compliant is defined as accurately processing date-related data (including, but not limited to, calculating, comparing and sequencing) from, into and between the year 1999 and the Year 2000, including leap year calculations, and specifically including any error relating to, or the product of, date data or date information that represents or references different centuries or more than one century. Based on the foregoing review, assessment and inquiry, Borrower reasonably believes that any problem related to Year 2000 compliance will not result in a material adverse effect on any of the operations, business or properties of Borrower or its Subsidiaries.

                                    ARTICLE 6

                        BORROWER'S AFFIRMATIVE COVENANTS

         So long as the Obligations shall remain unpaid, or either Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         SECTION 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                           (a) as soon as available,  and in any event within 90
days after the end of each fiscal year of the Borrower, the Borrower's and its Subsidiaries' audited financial statements with the unqualified opinion of Arthur Andersen (or any other so-called "Big 5" accounting firm or any other independent certified public accountants selected by the Borrower and, if not a so-called "Big 5" accounting firm, acceptable to the Lender), which annual financial statements shall include the Borrower's and its Subsidiaries' balance sheet as of the end of such fiscal year and the related statements of the Borrower's and its Subsidiaries' income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion nothing has come to their attention, except as specifically stated, that would cause them to believe that a Default or Event of Default has occurred hereunder, and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.14, 6.15 and 6.16; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                           (b) as soon as  available  and in any event within 20
days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as of the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.14, 6.15 and 6.16;

                           (c)  within 15 days  after  the end of each  month or
more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, and a calculation of the Borrower's Accounts and Eligible Accounts as of the end of such month or such shorter time period, and within 15 days after the end of each month (or more frequently during a Default Period if the Lender so requires), an inventory certification report and a calculation of the Borrower's Inventory and Eligible Inventory as of the end of such month or, during a Default Period, such shorter time period if the Lender so requires;

                           (d) within 30 days after the end of  Borrower's  1998
fiscal year and at least 30 days before the beginning of each fiscal year of the Borrower thereafter, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                           (e)  immediately  after  the  commencement   thereof,
notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $10,000;

                           (f) as promptly as practicable  (but in any event not
later than 5 business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                           (g) as soon as  possible  and in any event  within 30
days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                           (h) as soon as  possible,  and in any event within 10
days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                           (i) promptly upon  knowledge  thereof,  notice of (i)
any disputes or claims by the Borrower's customers exceeding $10,000 individually or $25,000 in the aggregate during any fiscal year; (ii) credit memos; (iii) any goods returned to or recovered by the Borrower; and (iv) any change in the persons constituting the Borrower's officers and directors;

                           (j) promptly upon  knowledge  thereof,  notice of any
loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                           (k) promptly upon their  distribution,  copies of all
financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                           (l)  promptly  after the  sending or filing  thereof,
copies of all regular and periodic and special reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange and copies of all press releases prepared by or on behalf of Borrower;

                           (m) promptly upon  knowledge  thereof,  notice of the
Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

                           (n) from time to time,  with  reasonable  promptness,
any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         SECTION 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's and its Subsidiaries' business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower and its Subsidiaries at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower or its Subsidiaries, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower or its Subsidiaries at any time during ordinary business hours.

         SECTION 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

         SECTION 6.4 COMPLIANCE WITH LAWS.

                           (a) The Borrower will (i) comply with,  and cause its
Subsidiaries to comply with, the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its or their business or its or their financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                           (b) Without limiting the foregoing undertakings,  the
Borrower specifically agrees that it will comply with, and cause its Subsidiaries to comply with, all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and Borrower will not, nor will it permit its Subsidiaries to, generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.


                           (c) The  Borrower  will  comply  with  the  reporting
requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), so long as it is required to do so pursuant to the 1934 Act. Until the earlier of (i) two years from the issuance date of the Warrant, or (ii) the sale by Lender of all of the securities to be issued under the Warrant and the termination of the Warrant, the Borrower shall comply with the disclosure obligations set forth Paragraph (c) of Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), or any successor rule or regulation thereto or any statute hereafter adopted to replace or establish the exemption that is now covered by Rule 144.

         SECTION 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower and its Subsidiaries will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower or its Subsidiaries; provided, that neither the Borrower nor its Subsidiaries shall be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         SECTION 6.6 MAINTENANCE OF PROPERTIES.

                           (a)  The   Borrower   will  keep  and   maintain  the
Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's reasonable judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                           (b) The Borrower will defend the  Collateral  against
all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                           (c) The Borrower will keep all  Collateral  and other
collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

         SECTION 6.7 INSURANCE. The Borrower and its Subsidiaries will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower and its Subsidiaries will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         SECTION 6.8 PRESERVATION OF EXISTENCE. The Borrower and its Subsidiaries will preserve and maintain their existence and all of their rights, privileges and franchises necessary or desirable in the normal conduct of their business and shall conduct their business in an orderly, efficient and regular manner.

         SECTION 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

         SECTION 6.10 COLLATERAL ACCOUNT.

                           (a) If,  notwithstanding  the instructions to debtors
to make payments to the Lockbox, the Borrower receives any payments on Receivables, the Borrower shall deposit such payments into the Collateral Account. Until so deposited, the Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

                           (b) Amounts deposited in the Collateral Account shall
not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                           (c) All  deposits  in the  Collateral  Account  shall
constitute proceeds of Collateral and shall not constitute payment of the Obligations. Subject to Section 2.9 and provided that no Default or Event of Default has occurred and is continuing, after confirmation of good, collected funds, the Lender shall apply deposited funds in the Collateral Account to the payment of the Obligations in the following order by transferring such funds to the Lender's general account: first, to outstanding charges due under the Credit Facilities; second, to accrued and unpaid interest then due and payable on the Revolving Advances; third; to the principal installment payments and accrued and unpaid interest then due and payable under the Term Loan; and fourth, to the principal amount of the Revolving Advances. Any remaining funds in the Collateral Account shall be transferred to Borrower's general account. During the continuance of a Default or Event of Default, after confirmation of good, collected funds, the Lender may hold all funds in the Collateral Account as additional security for the Obligations and/or may apply deposited funds in the Collateral Account to the payment of the Obligations by transferring such funds to the Lender's general account in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

                           (d) All items  deposited  in the  Collateral  Account
shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

         SECTION 6.11 INTENTIONALLY DELETED

         SECTION 6.12 PERFORMANCE BY THE LENDER. Without limiting Lender's remedies in Section 8.2, if the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article 6 or elsewhere herein, and if such failure shall continue for a period of thirty (30) calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.4, 6.5, 6.6, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Term Loan Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.12.

         SECTION 6.13 YEAR 2000 COMPLIANCE. Borrower will diligently and continuously comply with the disclosure obligations, and update requirements with respect to material changes in the Borrower's Year 2000 issues, pursuant to the SEC Year 2000 Release. Borrower and its Subsidiaries will continue to follow their Year 2000 Compliance Plan, and promptly notify Lender of any amendments thereto. Borrower and its Subsidiaries shall promptly notify Lender of (1) any material non-compliance with its Year 2000 Compliance Plan; (2) any material negative testing of its hardware or software systems; (3) any third party providing services or materials to Borrower or its Subsidiaries that are material to Borrower or its Subsidiaries and is either not Year 2000 Compliant or Borrower reasonably believes is not or will not be Year 2000 compliant; or
(4) any other matters that Borrower is required to disclose regarding Year 2000 issues under the SEC Year 2000 Release. Borrower shall promptly provide such additional information as Lender shall reasonably request concerning Borrower's Year 2000 Compliance Plan. In addition, Borrower and its Subsidiaries shall give representatives of Lender access during all business hours to, and permit such representatives to examine, copy, any and all books, records and documents in possession of Borrower relating to Year 2000 compliance and to permit Lender or its representatives to project test all computer systems of Borrower and its Subsidiaries to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of Borrower.

         SECTION 6.14 MINIMUM DEBT SERVICE COVERAGE RATIO. The Borrower and its Subsidiaries (including La Cometa Properties, Inc.), on a consolidated basis, will maintain a Debt Service Coverage Ratio of not less than 0.50:1.00 for the four-quarter period ending December 31, 1998, determined as of December 31, 1998; a Debt Service Coverage Ratio of not less than 1.00:1.00 for the one-quarter period ending March 31, 1999, determined as of March 31, 1999; a Debt Service Coverage Ratio of not less than 1.00:1.00 for the two-quarter period ending June 30, 1999, determined as of June 30, 1999; a Debt Service Coverage Ratio of not less than 1.00:1.00 for the three-quarter period ending September 30, 1999; a Debt Service Coverage Ratio of not less than 1.00:1.00 for the four-quarter period ending December 31, 1999; and a Debt Service Coverage Ratio of not less than 1.00:1.00, determined as of the end of each fiscal quarter thereafter for the immediately preceding four-quarter period.

         SECTION 6.15 MINIMUM NET INCOME OR MAXIMUM NET LOSS FROM ORDINARY OPERATIONS. The Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Net Income or Net Loss, as the case may be, on a consolidated basis, determined as of the end of each fiscal quarter for such fiscal quarter, shall not be less than or more than the following:

---------------------------------------- ----------------------------------
Quarter Ending                           Net Income or Net Loss
--------------                           ----------------------
---------------------------------------- ----------------------------------
12/31/98                                 ($50,000)
---------------------------------------- ----------------------------------
3/31/99                                  $50,000
---------------------------------------- ----------------------------------
6/30/99                                  $50,000
---------------------------------------- ----------------------------------
9/30/99                                  $50,000
---------------------------------------- ----------------------------------
12/31/99                                 $50,000
---------------------------------------- ----------------------------------
and each quarter thereafter              $50,000
---------------------------------------- ----------------------------------


and the Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Net Income or Net Loss, as the case may be, on a consolidated basis, determined as of the end of each fiscal year for such fiscal year, shall not be less than or more than the following:

---------------------------------------- ----------------------------------
 Year Ending                             Net Income
 -----------                             ----------
---------------------------------------- ----------------------------------
12/31/98                                 ($780,000)
---------------------------------------- ----------------------------------
12/31/99                                 $200,000
---------------------------------------- ----------------------------------
and each fiscal year thereafter          $200,000
---------------------------------------- ----------------------------------


and the Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Net Loss, on a consolidated basis, shall not be more than $50,000, determined as of the end of any fiscal month, for such fiscal month, and the Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Net Loss, on a consolidated basis, shall not be more than $75,000 in the aggregate, determined as of the end of any fiscal month, for the immediately preceding two fiscal months.

                  SECTION 6.16 MINIMUM BOOK NET WORTH INCREASE. The Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Book Net Worth, on a consolidated basis, determined as of the end of each such period, shall have increased from the Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Book Net Worth, on a consolidated basis, determined as of the end of the immediately preceding period, by the amount set forth opposite such period:



------------------------------------- ---------------------------------------
Quarter Ending                        Increase in Book Net Worth from Prior
--------------                        -------------------------------------
                                      Fiscal Quarter End
                                      ------------------
------------------------------------- ---------------------------------------
3/31/99                               $50,000
------------------------------------- ---------------------------------------
6/30/99                               $50,000
------------------------------------- ---------------------------------------
9/30/99                               $50,000
------------------------------------- ---------------------------------------
12/31/99                              $50,000
------------------------------------- ---------------------------------------
and each fiscal quarter thereafter    $50,000
------------------------------------- ---------------------------------------


and the Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Book Net Worth, on a consolidated basis, determined as of the end of each fiscal year, shall have increased from the Borrower's and its Subsidiaries' (including La Cometa Properties, Inc.) Book Net Worth, on a consolidated basis, determined as of the end of the immediately preceding fiscal year, by the amount set forth opposite such period (or in the case of December 31, 1998, shall not have decreased by more than the amount set forth opposite such period):

------------------------------------- ---------------------------------------
Fiscal Year Ending                    Increase (or Decrease) in Book Net
------------------                    ----------------------------------
                                      Worth from Prior Fiscal Year End
                                      --------------------------------
------------------------------------- ---------------------------------------
12/31/98                              ($780,000)
------------------------------------- ---------------------------------------
12/31/99                              $200,000
------------------------------------- ---------------------------------------
and each fiscal year thereafter       $200,000
------------------------------------- ---------------------------------------


                                    ARTICLE 7

                               NEGATIVE COVENANTS

         So long as the  Obligations  shall  remain  unpaid,  or  either  Credit
Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

         SECTION 7.1 LIENS. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                           (a) in the  case  of any of the  Borrower's  property
which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                           (b)  mortgages,   deeds  of  trust,  pledges,  liens,
security interests and assignments in existence on the date hereof and listed in
Schedule 7.1 hereto,  securing  indebtedness  for borrowed money permitted under
Section 7.2;

                           (c) the  Security  Interest  and liens  and  security
interests created by the Security Documents; and

                           (d) purchase money security interests relating to the
acquisition of machinery and equipment of the Borrower not exceeding the cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

         SECTION 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                           (a) indebtedness arising hereunder;

                           (b)  indebtedness of the Borrower in existence on the
date hereof and listed in Schedule 7.2 hereto; and

                           (c)  indebtedness  relating  to  liens  permitted  in
accordance with Section 7.1.

         SECTION 7.3 GUARANTIES. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                           (a) the endorsement of negotiable  instruments by the
Borrower for deposit or collection or similar transactions in the ordinary course of business;

                           (b)  guarantees  of   indebtedness   intended  to  be
incurred for normal and customary business purposes by the Borrower's executive officers, such as company-issued credit cards, telephone calling cards, cellular phone service charges or the like; and

                           (c)  guaranties,  endorsements  and  other  direct or
contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

         SECTION 7.4 INVESTMENTS AND SUBSIDIARIES.

                           (a)  The   Borrower   will  not   purchase   or  hold
beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                                    (i) investments in direct obligations of the
United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                                    (ii)   travel   advances  or  loans  to  the
Borrower's officers and employees not exceeding at any one time an aggregate of $15,000; and

                                    (iii)  advances  in  the  form  of  progress
payments, prepaid rent not exceeding one month or security deposits not exceeding one month's rent.

                           (b) The  Borrower  will not create or permit to exist
any new Subsidiaries and will not conduct any business in or through Poore Brothers Southeast, Inc. or Poore Brothers Texas, Inc.

         SECTION 7.5 DIVIDENDS AND VOLUNTARY REDEMPTION PAYMENTS. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly, or give notice of, or directly or indirectly make, any voluntary principal redemption payment to any Debenture Holder, except that any Subsidiary may declare and pay dividends or make other distributions to any Borrower, and (ii) Borrower may repurchase stock or options from former directors, officers and employees (or their legal representatives) in the ordinary course of business in accordance with any stock option plan, stock repurchase agreement, employment agreement or similar agreement existing as of the date of this Agreement, provided that at the time of such repurchase and immediately after giving effect to such repurchase no Default or Event of Default shall have occurred and be continuing.

         SECTION 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and the annual aggregate sale of not more than $25,000 of excess or obsolete equipment not required for the continuation of Borrower's business to bona fide third party purchasers in an arm's length transactions, and Borrower will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

         SECTION 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person, except for the transactions contemplated by the Asset Purchase Agreement.

         SECTION 7.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for the sale and leaseback of equipment occurring within thirty (30) days after Borrower's purchase of such equipment.

         SECTION 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrower will not engage in any line of business other than the manufacturing and distribution of salted snack foods, and Borrower will not purchase, lease or otherwise acquire assets not related to its business.

         SECTION 7.10 CAPITAL EXPENDITURES. The Borrower will not incur or contract to incur total Capital Expenditures (including Unfinanced Capital Expenditures) of more than $250,000 in the aggregate during any fiscal year or Unfinanced Capital Expenditures of more than $200,000 in the aggregate during any fiscal year.

         SECTION 7.11 ACCOUNTING. The Borrower will not adopt any material change in accounting principles other than as required by GAAP, provided that Borrower may adopt changes in its accounting principles permitted by GAAP so long as such changes, either individually or in the aggregate, do not have a material effect on the measurement of the financial covenants in this Agreement and the comparison of such financial covenants to periods prior to such changes. The Borrower will not adopt, permit or consent to any change in its fiscal year.

         SECTION 7.12 DISCOUNTS, ETC. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

         SECTION 7.13 DEFINED BENEFIT PENSION PLANS. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

         SECTION 7.14 OTHER DEFAULTS. The Borrower will not permit any breach, default or event of default to continue beyond the expiration of the applicable period of grace, if any, specified under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

         SECTION 7.15 PLACE OF BUSINESS; NAME. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

         SECTION 7.16 ORGANIZATIONAL DOCUMENTS; C CORPORATION STATUS. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws, except for non-material changes or changes required by applicable law. The Borrower shall not change or rescind its status as a C Corporation.

         SECTION 7.17 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 20% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment. Borrower may issue stock options to any director, officer or consultant pursuant to a duly instituted stock option plan and provided that Borrower reserves sufficient shares for such options.

                                    ARTICLE 8

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

         SECTION 8.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

                           (a)  Default in the payment of the  Obligations  when
they become due and payable;

                           (b) Default in the payment of any fees,  commissions,
costs or expenses required to be paid by the Borrower under this Agreement;

                           (c)  Default in the  performance,  or breach,  of any
covenant or agreement of the Borrower contained in this Agreement;

                           (d) The Borrower or any Subsidiary, guarantor, surety
or accommodation party shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Subsidiary, guarantor, surety or accommodation party shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Subsidiary, guarantor, surety or accommodation party, as the case may be; or the Borrower or any Subsidiary, guarantor, surety or accommodation party shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Subsidiary, guarantor, surety or accommodation party; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Subsidiary, guarantor, surety or accommodation party;

                           (e) The occurrence of a Change of Control;

                           (f)  Any  representation  or  warranty  made  by  the
Borrower in this Agreement, by any guarantor, surety or accommodation party in any guaranty delivered to the Lender, or by the Borrower (or any of its officers) or any Subsidiary, guarantor, surety or accommodation party in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                           (g)  The  rendering   against  the  Borrower  or  any
Subsidiary of a final judgment, decree or order for the payment of money in excess of $25,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                           (h) A default under any bond, debenture,  convertible
debenture, note or other evidence of indebtedness of the Borrower or any Subsidiary owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, or under any material license, contract, warrant or other agreement, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument, lease, material license, contract, warrant or other agreement;

                           (i) Any Reportable Event, which the Lender determines
in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

                           (j) An event of default  shall  occur  under any Loan
Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing the Borrower's Obligations hereunder;

                           (k) The Borrower or any Subsidiary  shall  liquidate,
dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                           (l) The Borrower or any Subsidiary shall fail to pay,
withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                           (m)  Default in the payment of any amount owed by the
Borrower to the Lender other than any indebtedness arising hereunder;

                           (n)   Any    Subsidiary,    guarantor,    surety   or
accommodation party shall repudiate, purport to revoke or fail to perform any such Subsidiary's, guarantor's, surety's or accommodation party's obligations under any agreement in favor of the Lender, any individual guarantor, surety or accommodation party shall die or any other guarantor, surety or accommodation party shall cease to exist;

                           (o) The  Borrower  shall take or  participate  in any
action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Debt that any Person was not entitled to receive under the provisions of the Subordination Agreement, or Borrower shall take or participate in any action which would be prohibited under the provisions of the Intercreditor Agreement, or give notice of, or directly or indirectly make, any voluntary principal redemption payment to any Debenture Holder or directly or indirectly make any mandatory principal redemption installment payment to any Debenture Holder before its due date; or

                           (p) Any  breach,  default  or event of  default by or
attributable to any Affiliate under any agreement between such Affiliate and the Lender.

         SECTION 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                           (a)  the  Lender  may,  by  notice  to the  Borrower,
declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                           (b)  the  Lender  may,  by  notice  to the  Borrower,
declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                           (c) the Lender may,  without  notice to the  Borrower
and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                           (d) the Lender may  exercise  and enforce any and all
rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                           (e) the Lender may  exercise  and  enforce its rights
and remedies under the Loan Documents; and

                           (f) the  Lender  may  exercise  any other  rights and
remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Sections 8.1(d) or (e), the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

         SECTION 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                    ARTICLE 9

                                  MISCELLANEOUS

         SECTION 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         SECTION 9.3 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrower:

                  Poore Brothers, Inc.
                  3500 South La Cometa
                  Goodyear, AZ 85338
                  Telecopier:  (602) 925-2363
                  Attention:  Mr.  Thomas Freeze,
                  Vice President and Chief Financial Officer

                  If to the Lender:

                  Norwest Business Credit, Inc.
                  3003 North Central Avenue, 5th Floor
                  M.S.  9025
                  Phoenix, AZ 85012-2501
                  Telecopier:  (602) 263-6215
                  Attention: Ms.  Darcy Della Flora

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article 2 shall not be effective until received by the Lender.

         SECTION 9.4 INTENTIONALLY DELETED

         SECTION 9.5 FURTHER DOCUMENTS. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         SECTION 9.6 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

         SECTION 9.7 COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         SECTION 9.8 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.7, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following, unless caused solely by the gross negligence or willful malfeasance of any Indemnitee (collectively, "Indemnified Liabilities"):

                           (a) any and all transfer  taxes,  documentary  taxes,
assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                           (b)  any  and  all  liabilities,   losses,   damages,
penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) to which any Indemnitee may be subjected under Environmental Laws in any manner related to or arising out of or in connection with the transactions contemplated under this Agreement; and

                           (c) any and all other liabilities,  losses,  damages,
penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.8 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder. BORROWER UNDERSTANDS AND IT IS THE INTENT OF BORROWER AND THE INDEMNITEES THAT THE INDEMNITY OBLIGATIONS IN THIS PARAGRAPH INCLUDE ANY CLAIMS RELATING IN ANY WAY TO THE NEGLIGENCE OF THE INDEMNITEE.

         SECTION 9.9 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         SECTION 9.10 EXECUTION IN COUNTERPARTS. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         SECTION 9.11 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. Lender will endeavor to provide written notice of any assignment or grant of participation rights to any Person, but the failure to provide such notice shall not affect the validity or enforceability of this Agreement or such assignment or grant of participation rights, except that no assignee or participant may setoff any liability owed to the Borrower by such assignee or participant unless and until Borrower receives written notice of such assignment or participation interest. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

         SECTION 9.12 CONFIDENTIAL INFORMATION. Lender agrees to keep confidential (and to use its reasonable efforts to cause its respective agents and representatives to keep confidential) the Confidential Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that Lender shall be permitted to disclose Confidential Information (a) to such of its respective officers, directors, employees, attorneys, accountants, agents, Affiliates and representatives as need to know such Confidential Information, (b) to the extent requested by any regulatory authority, (c) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (d) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents or (e) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to Lender on a non-confidential basis from a source other than Borrower. For the purposes of this Section, "Confidential Information" means all non-public information relating to the Borrower or its Subsidiaries received from the Borrower or its attorneys, accountants, officers, directors, employees or agents which are clearly identified at the time of delivery as confidential. The provisions of this Section 9.12 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement. Lender may, in connection with any assignment or participation, proposed assignment or participation, or merger, consolidation or sale involving the Lender or any Affiliate disclose to such Persons any Confidential Information, provided that Lender advises such Person of this confidentiality agreement.

         SECTION 9.13 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         SECTION 9.14 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 9.15 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the Superior Court of Maricopa County or the United States District Court, District of Arizona (Division 1); and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                                   ARTICLE 10

                            JOINT BORROWER PROVISIONS

         SECTION 10.1 RELIANCE ON ACTS OF ANY BORROWER. Lender is entitled to rely, and shall be exonerated from any liability for relying upon, any request for a Revolving Advance or similar request made by any Borrower without the need for any consent or other authorization of any other Borrower and upon any information or certificate provided on behalf of any Borrower by an officer, partner, manager or other representative of such Borrower.

         SECTION 10.2 SINGLE OBLIGATION. The parties hereto intend that all of the Obligations shall constitute one indebtedness, and that each Borrower shall constitute a borrower (and not a guarantor, surety or accommodation party), with respect to all of the Obligations. In the event that (and only to the extent that), notwithstanding the contrary intent of the parties, any court of competent jurisdiction determines that any Borrower is a guarantor, surety or accommodation party with respect to any portion of the Obligations, or has granted a lien or security interest on its property to secure the debt of another, the waivers and other provisions of this Section 10.2 shall apply to such Borrower in connection with the portion(s) of the Obligations (the "Guaranteed Obligations") with respect to which such Borrower is held not to be a borrower.

                           (a) Each  Borrower  consents  and agrees  that Lender
may, at any time and from time to time, agree with any one Borrower, without notice or demand to any other Borrower, and without affecting the enforceability of or security for the Guaranteed Obligations under any Loan Document, to:

                                    (i)  supplement,   modify,   amend,  extend,
renew, or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

                                    (ii) supplement,  modify, amend or waive, or
enter into or give any agreement, approval or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

                                    (iii) accept new or additional  instruments,
documents or agreements relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof;

                                    (iv)   accept   partial   payments   on  the
Guaranteed Obligations;

                                    (v) receive and hold additional  security or
guaranties for the Guaranteed Obligations or any part thereof;

                                    (vi) release,  reconvey,  terminate,  waive,
abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties for the Guaranteed Obligations, and apply any security and direct the order or manner of sale thereof, in its sole and absolute discretion may determine;

                                    (vii)  release  any Person or any  guarantor
from any personal liability with respect to the Guaranteed Obligations or any part thereof;

                                    (viii) settle, release on terms satisfactory
to Lender or by operation of applicable laws or otherwise liquidate or enforce any Guaranteed Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

                                    (ix)  consent to the  merger,  change or any
other restructuring or termination of the corporate existence of any Borrower or any other Person, and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any other Borrower or the continuing existence of any Security Interest securing the Guaranteed Obligations under any Loan Document to which any such Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Guaranteed Obligations.

                                    (b) Upon the  occurrence  of and  during the
continuance of any Event of Default, Lender may enforce each Loan Document independently as to each Borrower and independently of any other remedy or security Lender at any time may have or hold in connection with the Guaranteed Obligations, and it shall not be necessary for Lender to marshal assets in favor of any Borrower or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce such Loan Document. Each Borrower expressly waives any right to require Lender to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any Collateral provided by any other Person, and agrees that Lender may proceed against any Persons and/or Collateral in such order as it shall determine in its sole and absolute discretion. The Lender may file a separate action or actions against any Borrower, whether any action is brought or prosecuted with respect to any other Collateral or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower expressly waives the benefit of any statute(s) of limitations affecting its liability under the Loan Documents or the enforcement of the Guaranteed
Obligations or any Security Interests created or granted by any Loan Document. The rights of Lender hereunder and under the Loan Documents shall be reinstated and revived, and the enforceability of this Agreement and the Loan Documents shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of the Loan Documents at all times shall remain effective as to each Borrower as to the Guaranteed Obligations of such Borrower even though such Guaranteed Obligations, including any part thereof, may be or hereafter may become invalid or otherwise unenforceable as against any other Borrower or any other Person and whether or not any other Borrower or any other Person shall have any personal liability with respect thereto.

                           (c) Each Borrower  expressly waives in respect of the
Guaranteed Obligations any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower or any other Person with respect to the Guaranteed Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower or any other Person (other than by reason of the full payment and performance of all Obligations),
(d) any failure of Lender to marshal assets in favor of any Borrower or any other Person, (e) except as otherwise required by law or as provided in any Loan Document, any failure of Lender to give notice of sale or other disposition of Collateral to any other Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise required by law or as provided in any Loan Document, any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any Collateral or other security for any Obligation, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guaranteed Obligation, (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of any other Borrower or any other Person or any other security or guaranty for the Guaranteed Obligations by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
(i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Lender in any bankruptcy proceeding of any Person of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Security Interest under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,
(n) the  avoidance of any Security  Interest in favor Lender for any reason,  or
(o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding.

                           (d) Each  Borrower  waives all  rights  and  defenses
arising out of an election of remedies by Lender, even though that election of remedies with respect to security for a Guaranteed Obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the principal.

                           (e)   Notwithstanding   anything   to  the   contrary
elsewhere contained herein or in any other Loan Document to which any Borrower is a party, each Borrower hereby waives with respect to each other Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each Borrower may have or hereafter acquire against any other Borrower or any other party in connection with or as a result of any Borrower's execution, delivery and/or performance of this Agreement or any other Loan Document to which any such Borrower is a party until payment in full of all Obligations. Each Borrower agrees that it shall not have or assert any such rights against any other Borrower or any such Borrower's successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Borrower by such other Borrower (as borrower or in any other capacity) or any other Person. Each Borrower hereby acknowledges and agrees that this waiver is intended to benefit Lender and shall not limit or otherwise affect any of such Borrower's liability hereunder, under any other Loan Document to which any Borrower is a party, or the enforceability hereof or thereof.

                           (f) Without  limiting the generality of the foregoing
and to the extent otherwise applicable, each Borrower hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral securing the Guaranteed Obligations and, to the extent permitted by applicable law, waives the provisions of Arizona Revised Statutes, Sections 12-1566, 12-1641 et seq., 44-142 and 16 Arizona Revised Statutes, Rules of Civil Procedure, Rule 17(f), and Guarantor agrees that its obligations shall not be affected by any circumstances, whether or not referred to herein, which might otherwise constitute a legal or equitable discharge of a guarantor, surety or accommodation party.

         SECTION 10.3 KNOWING WAIVER. Each Borrower warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each Borrower otherwise may have against each other Borrower, Lender, or others, or against any Collateral securing the Guaranteed Obligations. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

         SECTION 10.4 INFORMATION. Each Borrower represents and warrants to Lender that such Borrower has established adequate means of obtaining from each other Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of each other Borrower and their respective properties, and each Borrower now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of each other Borrower and its respective properties. Each Borrower hereby expressly waives and relinquishes any duty on the part of Lender to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Borrower or such other Borrower's properties, whether now known or hereafter known by Lender during the term of this Agreement.

                           [THE REMAINDER OF THIS PAGE
                          IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     LENDER:

                                     NORWEST BUSINESS  CREDIT,  INC., a
                                     Minnesota corporation

                                     By:
                                        -------------------------------------
                                     Name:    Darcy Della Flora
                                          -----------------------------------
                                     Title:   Vice President
                                           ----------------------------------


                                     BORROWER:

                                     POORE BROTHERS, INC., a  Delaware
                                     corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title:  Vice President
                                           ----------------------------------

                                     POORE BROTHERS ARIZONA, INC., an Arizona corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     POORE BROTHERS DISTRIBUTING, INC.,  an
                                     Arizona corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     TEJAS PB DISTRIBUTING, INC., an Arizona
                                     corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                         Table of Exhibits and Schedules

        Exhibit A             Form of Revolving Note

        Exhibit B             Form of Term Loan Note

        Exhibit C             Compliance Certificate

        Exhibit D             Premises

        Exhibit E             Example   Calculation  of  Term  Loan  Principal
                              Payment Increase and Amount


                     -------------------

        Schedule 2.11         Use of Proceeds

        Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

        Schedule 5.4          Subsidiaries

        Schedule 7.1          Permitted Liens

        Schedule 7.2          Permitted Indebtedness and Guaranties

                   Exhibit A to Credit and Security Agreement

                                 REVOLVING NOTE

$2,000,000.00                                                   PHOENIX, ARIZONA
                                                                OCTOBER 23, 1998


         For value received, the undersigned, POORE BROTHERS, INC., a Delaware corporation, POORE BROTHERS ARIZONA, INC., an Arizona corporation, POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation, and TEJAS PB DISTRIBUTING, INC., an Arizona corporation (individually and collectively, the "Borrower"), hereby jointly and severally promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement"). The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents, as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower, jointly and severally, hereby agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         IN WITNESS WHEREOF, this Note is executed as of the date first above written.

                                     BORROWER:

                                     POORE BROTHERS, INC., a Delaware
                                     corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     POORE BROTHERS ARIZONA, INC., an Arizona corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     POORE BROTHERS DISTRIBUTING, INC., an
                                     Arizona corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     TEJAS PB DISTRIBUTING, INC., an Arizona
                                     corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                   Exhibit B to Credit and Security Agreement

                                 TERM LOAN NOTE

$500,000.00                                                     PHOENIX, ARIZONA
                                                                OCTOBER 23, 1998

         For value received, the undersigned, POORE BROTHERS, INC., a Delaware corporation, POORE BROTHERS ARIZONA, INC., an Arizona corporation, POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation, and TEJAS PB DISTRIBUTING, INC., an Arizona corporation (individually and collectively, the "Borrower"), hereby jointly and severally promise to pay to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith by and between the Lender and the Borrower (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement"). The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Loan Note referred to in the Credit Agreement.

         This Note is  secured,  among  other  things,  pursuant  to the  Credit
Agreement and the Security Documents, as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower, jointly and severally, hereby agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         IN WITNESS WHEREOF, this Note is executed as of the date first above written.

                                     BORROWER:

                                     POORE BROTHERS, INC., a Delaware
                                     corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     POORE BROTHERS ARIZONA, INC., an Arizona corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     POORE BROTHERS DISTRIBUTING, INC., an
                                     Arizona corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                                     TEJAS PB DISTRIBUTING, INC., an Arizona
                                     corporation

                                     By:
                                        -------------------------------------
                                     Name: Thomas W. Freeze
                                          -----------------------------------
                                     Title: Vice President
                                           ----------------------------------

                   Exhibit D to Credit and Security Agreement

                                    PREMISES

         The Premises referred to in the Credit and Security Agreement are commonly known as and legally described as follows:

                                    3500 S. La Cometa Drive
                                    Goodyear, AZ 85338

Lots 2A and 3A, of AIRPORT COMMERCENTER SUBDIVISION No. 3 AMENDED, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 287 of Maps, Page 1.

                   Exhibit E to Credit and Security Agreement

     EXAMPLE CALCULATION OF TERM LOAN PRINCIPAL PAYMENT INCREASE AND AMOUNT
     ----------------------------------------------------------------------


The following are examples of the recalculation of the Term Loan Note payments upon the exchange of all or any part of the Principal Amount of the Debentures for common stock of Poore Brothers, Inc.:

EXAMPLE 1: On November 15, 1998, prior to the making of the Term Loan Advance, the Principal Amount of the Debentures is $2,700,000 and a Conversion Date occurs due to a Debenture Holder notifying Borrower of its election to exchange $500,000 of the Principal Amount for common stock.. On November 20, 1998, Lender makes the Term Loan Advance to Borrower. Therefore, the Term Loan Note level principal payment commencing on December 1, 1998 will be calculated as follows:
$500,000 / $2,700,000 = .185; $41,667.67 - $27,777.78 = $13,889.89; $13,889.89 x
 .185 = $2,569.63;  $27,777.78 + $2,569.63 = $30,347.41. Thus, the Term Loan Note
level principal payment commencing on December 1, 1998 will be $30,347.41, and such level principal payment, plus interest, shall be payable on the first day of such month and shall continue on the first day of each succeeding month (subject to further increases following a subsequent Conversion Date) until the Term Loan Maturity Date or the Termination Date, whichever is earlier, at which time the entire outstanding principal balance of the Term Loan, all accrued and unpaid interest and all other charges shall be due and payable, or until the Term Loan is earlier paid in full.

EXAMPLE 2: On February 5, 1999, the Principal Amount of the Debentures has been reduced to $2,200,000 due to the exchange referenced in example 1 above and a Conversion Date occurs due to a Debenture Holder notifying Borrower of its election to exchange $300,000 of the remaining Principal Amount for common stock. Therefore, the Term Loan Note level principal payment commencing on March 1, 1999 will be calculated as follows: $300,000 / $2,200,000 = .136; $41,667.67
- $30,347.41 = $11,320.26; $11,320.26 x .136 = $1,539.56; $30,347.41 + $1,539.56
= $31,886.97. Thus, the Term Loan Note level principal payment commencing on March 1, 1999 will be $31,886.97, and such level principal payment, plus interest, shall be payable on the first day of such month and shall continue on the first day of each succeeding month (subject to further increases following a subsequent Conversion Date) until the Term Loan Maturity Date or the Termination Date, whichever is earlier, at which time the entire outstanding principal balance of the Term Loan, all accrued and unpaid interest and all other charges shall be due and payable, or until the Term Loan is earlier paid in full.

EXAMPLE 3: On December 15, 1999, the Principal Amount of the Debentures has been reduced to $1,800,000 due to the exchanges referenced in examples 1 and 2 and the mandatory principal redemption installments made by Borrower, and a Conversion Date occurs due to a Debenture Holder notifying Borrower of its election to exchange $100,000 of the remaining Principal Amount for common stock. Therefore, the Term Loan Note level principal payment commencing on January 1, 2000 will be calculated as follows: $100,000 / $1,800,000 = .056; $41,667.67 - $31,886.97 = $9,780.70; $9,780.70 x .056 = $547.72; $31,886.97 +
$547.72 = $32,434.69. Thus, the Term Loan Note level principal payment commencing on January 1, 2000 will be $32,434.69, and such level principal payment, plus interest, shall be payable on the first day of such month and shall continue on the first day of each succeeding month (subject to further increases following a subsequent Conversion Date) until the Term Loan Maturity Date or the Termination Date, whichever is earlier, at which time the entire outstanding principal balance of the Term Loan, all accrued and unpaid interest and all other charges shall be due and payable, or until the Term Loan is earlier paid in full.

EXAMPLE 4: On February 1, 2000, the Principal Amount of the Debentures has been reduced to $1,600,000 due to the exchanges referenced in examples 1, 2 and 3 and the mandatory principal redemption installments made by Borrower, and a Conversion Date occurs due to a Debenture Holder notifying Borrower of its election to exchange the remaining Principal Amount of $1,600,000 for common stock. Therefore, the Term Loan Note level principal payment commencing on March 1, 2000 will be calculated as follows: $1,600,000 / $1,600,000 = 1; $41,667.67 -
$32,434.69  =  $9,232.98;  $9,232.98 x 1 =  $9,232.98;  $32,434.69 + $9,232.98 =
$41,667.67. Thus, the Term Loan Note level principal payment commencing on March 1, 2000 will be $41,667.67, and such level principal payment, plus interest, shall be payable on the first day of such month and shall continue on the first day of each succeeding month (subject to further increases following a subsequent Conversion Date) until the Term Loan Maturity Date or the Termination Date, whichever is earlier, at which time the entire outstanding principal balance of the Term Loan, all accrued and unpaid interest and all other charges shall be due and payable, or until the Term Loan is earlier paid in full.

                              Schedule 2.11 to Credit and Security Agreement

                                        Sources and Uses of Funds

---------------------------------------------- ------------------------- -------------------------
          SOURCES              AMOUNT                   USES                       AMOUNT
-------------------------- -------------------- ------------------------- -------------------------

-------------------------- -------------------- ------------------------- -------------------------
Advance on NBCI ROLOC        $1,000,000.00     Payoff FCFC                       $344,526.54

-------------------------- -------------------- ------------------------- -------------------------
NBCI Overadvance*               500,000.00     Cash to Tejas Snacks*              275,000.00

-------------------------- -------------------- ------------------------- -------------------------
Cash on hand                    400,000.00     Cash to Bob's, Inc.*               245,000.00

-------------------------- -------------------- ------------------------- -------------------------
                                               Cash to Prime Bank*                585,654.65

-------------------------- -------------------- ------------------------- -------------------------
                                               Closing costs

-------------------------- -------------------- ------------------------- -------------------------
                                               Origination fee                     25,000.00

-------------------------- -------------------- ------------------------- -------------------------
                                               Other payables

-------------------------- -------------------- ------------------------- -------------------------
Total Sources                $1,900,000.00     Total Uses                      $1,475,181.19

-------------------------- -------------------- ------------------------- -------------------------
Excess Availability            $424,818.81

-------------------------- -------------------- ------------------------- -------------------------

*to be funded upon compliance with conditions to Term Loan Advance

                  Schedule 5.1 to Credit and Security Agreement

Trade Names, Chief Executive Office, Principal Place of Business, and Locations
                                 of Collateral

                                   TRADE NAMES
                                   -----------

                  POORE BROTHERS

                  IF WE DIDN'T TELL YOU - YOU WOULDN'T KNOW!

                  AN INTENSELY DIFFERENT TASTE

                  TEJAS SNACKS

                  TEJAS DISTRIBUTING

                  TEJAS MERCHANDISING

                  BOB'S TEXAS STYLE POTATO CHIPS

                  TEXAS STYLE POTATO CHIPS

                  TEXAS STYLE

                  LONGHORN STYLE

                  COLORADO STYLE



               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS
               --------------------------------------------------

                  3500 S. La Cometa Drive
                  Goodyear, AZ 85338




                     OTHER INVENTORY AND EQUIPMENT LOCATIONS
                     ---------------------------------------

                  NONE

                  Schedule 5.4 to Credit and Security Agreement

                                  SUBSIDIARIES
                                  ------------

Poore Brothers Southeast, Inc., an Arizona corporation (no operations)

Poore Brothers Texas, Inc., a Texas corporation (no operations)

La Cometa Properties, Inc., an Arizona corporation (owns Premises)

Poore  Brothers  Arizona,   Inc.,  an  Arizona  corporation   (manufactures  and
distributes snack foods)

Poore Brothers Distributing, Inc., an Arizona corporation (distributes snack foods)

Tejas PB Distributing, Inc., an Arizona corporation (distributes snack foods)

                  Schedule 7.1 to Credit and Security Agreement

                                 PERMITTED LIENS
                                 ---------------

====================================================================================================================================
            Creditor(s)                            Collateral                    Jurisdiction         Filing Date        Filing No.
            -----------                            ----------                    ------------         -----------        ----------
------------------------------------------------------------------------------------------------------------------------------------
Arnold Machinery Company of Arizona   Lien on Specific Equipment                   Arizona             08/27/93           756209-0
Hyster Credit Company
------------------------------------------------------------------------------------------------------------------------------------
First Interstate Equity Corporation   Blanket Lien on all Assets                   Arizona             05/31/95           833113-0
Renaissance Capital Growth & Income   (Lien on Inventory, Accounts and
Fund III Inc.                         General Intangibles subordinated per
                                      Intercreditor Agreement)
------------------------------------------------------------------------------------------------------------------------------------
First Interstate Equity Corporation   Blanket Lien on all Assets                   Arizona             05/31/95           833114-0
Renaissance Capital Growth & Income   (Lien on Inventory, Accounts and
Fund III Inc.                         General Intangibles subordinated per
                                      Intercreditor Agreement)
------------------------------------------------------------------------------------------------------------------------------------
First Interstate Equity Corporation   Blanket Lien on all Assets                   Arizona             05/31/95           833115-0
Renaissance Capital Growth & Income   (Lien on Inventory, Accounts and
Fund III Inc.                         General Intangibles subordinated per
                                      Intercreditor Agreement)
------------------------------------------------------------------------------------------------------------------------------------
Renaissance Capital Growth & Income   Blanket Lien on all Assets                   Arizona             05/31/95           833117-0
Fund III Inc.                         (Lien on Inventory, Accounts and
Wells Fargo Small Business            General Intangibles subordinated per
Investment Co. Inc.                   Intercreditor Agreement)
------------------------------------------------------------------------------------------------------------------------------------
Bank One Arizona NA                   Blanket Lien on All Equipment,               Arizona             08/02/95           841015-0
                                      Except Specifically Released
                                      Equipment
------------------------------------------------------------------------------------------------------------------------------------
Banc One Arizona Leasing Corporation  Lien on Specific Leased Equipment            Arizona             09/29/95           848668-0
                                      (Precautionary Filing)
------------------------------------------------------------------------------------------------------------------------------------
Finova Capital Corporation            Lien on Specific Leased Equipment            Arizona             12/18/95           858348-0
                                      (Precautionary Filing)
------------------------------------------------------------------------------------------------------------------------------------
Banc One Arizona Lease Corporation    Lien on Specific Leased Equipment            Arizona             12/22/95           859712-0
                                      (Precautionary Filing)
------------------------------------------------------------------------------------------------------------------------------------
LCA                                   Lien on Specific  Equipment                  Arizona             02/20/96           867041-0
------------------------------------------------------------------------------------------------------------------------------------
Associates Commercial Corporation     Lien on Specific  Leased Equipment           Arizona             04/04/96           892074-0
LCA                                   and All Chattel Paper, General
                                      Intangibles, Instruments, Accounts
                                      and Contract Rights Arising with
                                      Respect Thereto (Precautionary
                                      Filing)
------------------------------------------------------------------------------------------------------------------------------------
Inter Tel Leasing Inc.                Lien on Specific Leased Equipment            Arizona             11/04/96           942274-0
                                      (Precautionary Filing)
------------------------------------------------------------------------------------------------------------------------------------
Finova Capital Corporation            Lien on Specific Equipment                   Arizona             05/02/97           966189-0
------------------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Company of      Lien on Specific Real Property         Maricopa County, AZ       06/05/97          97-0381371
New York
------------------------------------------------------------------------------------------------------------------------------------
Finova Capital Corporation            Lien on Specific Equipment                   Arizona             06/26/97           973996-0
------------------------------------------------------------------------------------------------------------------------------------
Finova Capital Corporation            Lien on Specific Equipment                   Arizona             10/08/97           988041-0
====================================================================================================================================

                  Schedule 7.2 to Credit and Security Agreement

                      PERMITTED INDEBTEDNESS AND GUARANTIES

                                  INDEBTEDNESS

 Creditor    Principal Amount   Maturity Date    Monthly Payment    Collateral
 --------    ----------------   -------------    ---------------    ----------
                                   NONE




                                   GUARANTIES

Primary Obligor   Amount and Description of Obligation   Beneficiary of Guaranty
---------------   ------------------------------------   -----------------------
                               Guaranteed
                               ----------
                                  NONE